UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2007
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
11419 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                    Other Events.

On July 24, 2007, the Company held a conference call to discuss two events:  (1) a legal settlement with the United States Department of Justice pertaining to an investigation of the Company’s compliance with the federal laws governing Medicaid reimbursement claims submitted on behalf of the District of Columbia, and (2) the Company’s retention of UBS Investment Bank as financial advisor to assist the Board of Directors in exploring strategic alternatives to enhance shareholder value, including a possible sale of the Company.   The conference call was open to the public.  The transcript of the call is furnished as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference into this item 8.01.

Item 9.01                    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Conference call transcript – July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: July 24, 2007	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference call transcript – July 24, 2007.